                                SUBSCRIPTION AGREEMENT


          This Subscription Agreement (this "Agreement") is made as of the date of its acceptance set forth on the signature page below by and between International Logistics Limited, a Delaware corporation (the "Company"), and Roger E. Payton, an individual subscribing for warrants to purchase shares of the Company's capital stock pursuant hereto (the "Management Investor"). Certain capitalized terms that are used herein are defined in Section 7 of this Agreement. Capitalized terms used but not defined herein shall have the meanings ascribed to them under the Stockholders Agreement.

          1.   GRANT OF WARRANTS.

               (a) Upon the execution of this Agreement, the Management Investor will receive from the Company, and the Company will grant to the Management Investor, warrants which, subject to the provisions hereof, accord to the Management Investor the right to purchase (upon the vesting of such warrants) up to __________ shares of Common Stock from the Company (the "Warrants"). The Management Investor's receipt of such Warrants shall constitute a subscription for such Warrants and shall be evidenced by the Management Investor's completion of the "Management Investor Election" form attached hereto. The Management Investor will deliver to the Company the full purchase price for the Shares purchased upon exercise of the Warrants by check, wire transfer, bank draft or money order made payable to "International Logistics Limited". The purchase price per share for Shares purchased upon exercise of the Warrants is the Warrant Purchase Price. The Management Investor agrees to enter into the Stockholders Agreement and the Registration Rights Agreement concurrently with the receipt of the Warrants pursuant to this Agreement.

               (b) In connection with the grant and receipt of the Warrants hereunder, the Management Investor represents and warrants to the Company that:

                    (i) The Management Investor understands that (A) the Securities have not been registered under the Securities Act, nor qualified under the securities laws of any other jurisdiction, (B) the Warrants are non-transferable, (C) the Securities cannot be resold unless they subsequently are registered under the Securities Act and qualified under applicable state securities laws, unless the Company determines that exemptions from such registration and qualification requirements are available, and (D) except as otherwise set forth in the Stockholders Agreement and the Registration Rights Agreement, the Management Investor has no right to require such registration or qualification;


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                    (ii) The Securities to be acquired by the Management
          Investor pursuant to this Agreement will be acquired for the Management Investor's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Securities will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

                    (iii) The Management Investor has substantial knowledge and experience in financial and business matters, has specific experience making investment decisions of a similar nature, and is capable, without the use of a financial advisor, of utilizing and analyzing the information made available in connection with the acquisition of the Securities and of evaluating the merits and risks of an investment in the Securities. The Management Investor will provide the Company, upon request, with such information concerning any prior investment experience, business or professional experience and other information as the Company may deem necessary to further evaluate the foregoing representations;

                    (iv) The Management Investor has carefully reviewed and understands the risks of, and other considerations relating to, an investment in the Securities;

                    (v) The Management Investor understands that his investment in the Securities is subject to significant economic risk, including the relative illiquidity resulting from the fact that the Securities
          (A) have not been registered under the Securities Act and, therefore, cannot be sold unless they are subsequently registered under the Securities Act or they are sold pursuant to an exemption from such registration, and (B) are subject to additional restrictions as provided herein. The Management Investor is able to bear such economic risk of his investment in the Securities for an indefinite period of time;

                    (vi) The Management Investor has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of the Securities and has had full access to such other information concerning the Company as he or she has requested. Without limiting the generality of the foregoing, the Management Investor has been provided with copies of the Stockholders Agreement and the Registration Rights Agreement and has had an opportunity to review and ask questions and receive satisfactory answers concerning the terms and conditions of such Stockholders Agreement and Registration Rights Agreement;

                    (vii) The Management Investor is a resident and domiciliary of the state or other jurisdiction hereinafter set forth opposite the Management

          Investor's signature and the Management Investor has no present intention of becoming a resident of any other state or jurisdiction. If the Management Investor is a resident and domiciliary of a state that requires the Company to ascertain certain other information regarding the Management Investor, the Company ma attach a page to this Agreement containing additional representations to be made by the Management Investor in connection with the Management Investor's investment in the Securities, and by signing this Agreement, the Management Investor shall be deemed to have made such additional representations to the Company;

                    (viii) This Agreement, the Stockholders Agreement and the Registration Rights Agreement constitute the legal, valid and binding obligations of the Management Investor, enforceable in accordance with their respective terms, and the execution, delivery and performance of this Agreement, the Stockholders Agreement and the Registration Rights Agreement by the Management Investor does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Management Investor is a party or any order, judgment or decree to which the Management Investor is subject; and

                    (ix) The Management Investor has not received and is not relying upon any written offering literature or prospectus other than the Stockholders Agreement and the Registration Rights Agreement, and has not received and is not relying upon any oral representations which are in any manner inconsistent with the written information contained in such document.

               (c) The Management Investor further acknowledges and agrees that:

                    (i) none of (A) the grant of the Warrants to the Management Investor or (B) any provision contained herein shall entitle the Management Investor to remain in the employment of the Company or affect the right of the Company to terminate the Management Investor's employment at any time for any reason;

                    (ii) the Company shall have no duty or obligation to disclose to the Management Investor and the Management Investor shall have no right to be advised of, any material information regarding the Company, its Subsidiaries or Affiliates at any time prior to, upon or in connection with the repurchase of the Securities upon the termination of the Management Investor's employment with the Company or as otherwise provided hereunder;

                    (iii) the Management Investor is to be an officer of the Company, and has a high degree of familiarity with the business and assets of the Company and the prospects of such business;

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                    (iv) the Company is entering into this Agreement in reliance upon the Management Investor's representations and warranties herein;

                    (v) all information which the Management Investor has provided to the Company concerning the Management Investor, his or her financial position and knowledge of and experience with financial and business matters is correct and complete as of the date set forth at the end of this Agreement, and if there should be any material change in such information prior to the closing of this offering, the Management Investor will immediately provide the Company with such information; and

                    (vi) the Management Investor is aware of the provisions of
          Section 83(b) of the Internal Revenue Code of 1986, and the regulations promulgated thereunder and has consulted with his or her tax advisor as to the advisability of filing an election under said Section. The Management Investor acknowledges that the Management Investor has received independent tax advice with respect to tax consequences resulting from the transactions contemplated herein.

               (d) The Company and the Management Investor acknowledge and agree that this Agreement has been executed and delivered and the Warrants have been granted hereunder, in connection with and as a part of the compensation and incentive arrangements between the Company and the Management Investor.

          2. AGREEMENT WITH RESPECT TO THE STOCKHOLDERS AGREEMENT, REGISTRATION RIGHTS AGREEMENT AND WARRANT AGREEMENT. The Management Investor acknowledges and agrees that Securities are being issued (or granted) hereunder pursuant to, and are subject in all respects to, this Agreement as well as the Registration Rights Agreement, the Stockholders Agreement and the Warrant Agreement, the terms and conditions of which are incorporated herein as if set forth fully herein. The Management Investor acknowledges and agrees to all the terms and conditions of this Agreement and such Stockholders Agreement, Registration Rights Agreement and Warrant Agreement, including the rights of repurchase, tag-along and drag-along rights, rights of first refusal, vesting requirements, restrictions on transfer and other provisions set forth herein and in such Stockholders Agreement, Registration Rights Agreement and Warrant Agreement. The Management Investor acknowledges that the certificates evidencing the Shares shall be imprinted with a legend providing notice of such restrictions substantially in the form set forth herein and in Section 10 of the Stockholders Agreement. The Management Investor is aware that, except as expressly provided in the Registration Rights Agreement, the Management Investor has no right to require registration of any of the Securities and must bear the economic risk of illiquid Securities. The Management Investor is also aware of and familiar with the provisions of the Stockholders Agreement relating to the management of the Company and the provisions regarding the election of members to the Board.

          3.   REPURCHASE PROVISIONS APPLICABLE TO THE SECURITIES.

               (a) CALL. If at any time the Management Investor's employment with the Company is terminated by either the Company or the Management Investor for any reason, then the Company or its designee(s) (which designee(s) may be any person or entity that shall have been approved by the Board pursuant to the terms of the Stockholders Agreement) shall have the exclusive and irrevocable option (a "Call"), exercisable in its sole discretion, to repurchase the Securities (i.e. all of the Shares and the Warrants that have not been cancelled and terminated pursuant to the Warrant Agreement), in whole or in part, that are then owned by the Management Investor or any transferee. The Company may exercise the Call for all or any portion of the Securities subject to such repurchase hereunder by delivering written notice (a "Repurchase Notice") to the holder or holders of such Securities within 30 days of the Management Investor's Termination. The Repurchase Notice will set forth the number of Shares and Warrants to be acquired from each holder, the aggregate consideration to be paid for such Shares and Warrants and the time and place for the closing of the transaction. The Management Investor and any transferee thereof shall be obligated to resell the Securities as provided in this Section 3.

               The number of Shares and Warrants to be repurchased by the Company shall first be satisfied to the extent possible from the Shares and Warrants held by the Management Investor. If the number of Shares then held by the Management Investor is less than the total number of Shares the Company has elected to purchase, or if the number of Warrants then held by the Management Investor is less than the total number of Warrants the Company has elected to purchase, the Company shall purchase the remaining Shares or Warrants, as the case may be, elected to be purchased from the Management Investor's transferees, pro rata according to the number of Shares (with respect to Shares to be purchased) and Warrants (with respect to Warrants to be purchased) held by such other transferees as of the Date of Termination (determined as nearly as practicable to the nearest Share or Warrant, as the case may be).

               The consummation of the purchase or purchases of such Securities pursuant to the Company's exercise of its Call shall take place on the date and in the manner designated by the Company in the Repurchase Notice; provided, however, that the Company may consummate its purchase of such Securities pursuant to its exercise of its Call by delivering payment for such Securities being repurchased by it along with the Repurchase Notice. The Company will pay for the Securities to be purchased by it pursuant to the exercise of its Call by delivery of a check in an amount equal to the applicable repurchase price for the Securities being repurchased. The Company will, in connection with such repurchase, be entitled to receive customary representations and warranties from the sellers regarding such sale and to require that all sellers' signatures be guaranteed.

               Notwithstanding anything to the contrary contained herein, all repurchases of Securities by the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Securities hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions and the time period for exercise of its rights hereunder shall be tolled during any such period of disability. The Company shall pay interest on any portion of the Securities being repurchased subject to the restrictions set forth in this paragraph, with such interest accruing at an annual rate of 10%, and with such interest being paid on the date that such restricted portion of the Securities is repurchased.

               (b) PUT. If at any time the Management Investor's employment with the Company is terminated by either the Company or the Management Investor for any reason, then the Management Investor shall have the exclusive and irrevocable option (a "Put"), exercisable in the Management Investor's sole discretion, to sell to the Company, or at the option of the Company, its designee(s) (which designee(s) may be any person or entity that shall have been approved by the Board pursuant to the terms of the Stockholders Agreement), the Securities (i.e. all of the Shares and the Warrants that have not been cancelled and terminated pursuant to the Warrant Agreement), in whole or in part, that are then owned by the Management Investor. The Management Investor may elect to sell all or any portion of the Securities subject to sale hereunder by delivering written notice (a "Put Notice") to the Company within 60 days of the Management Investor's Termination. The Put Notice will set forth the number of Shares and Warrants to be sold to the Company, the aggregate consideration to be received for such Shares and Warrants and the time and place for the closing of the transaction. The Company or its designee(s) (which designee(s) may be any person or entity that shall have been approved by the Board pursuant to the terms of the Stockholders Agreement) shall be obligated to repurchase the Securities as provided in this Section 3.

               The consummation of the sale of such Securities pursuant to the Management Investor's exercise of the Put shall take place on the date and in the manner designated by the Management Investor in the Put Notice. The Company will, in connection with such sale by the Management Investor, be entitled to receive customary representations and warranties from the sellers regarding such sale and to require that all sellers' signatures be guaranteed.

               Notwithstanding anything to the contrary contained herein, all sales of Securities by the Management Investor to the Company shall be subject to applicable restrictions contained in the Delaware General Corporation Law and in the Company's and its Subsidiaries' debt and equity financing agreements. If any such restrictions prohibit the repurchase of Securities hereunder which the Company is otherwise obligated to make as a result of the Management Investor's exercise of the Put, the Company shall make such repurchases as soon as it is permitted to do so under such restrictions and the time period for exercise of the Management Investors rights hereunder shall be tolled during any such period of disability. The Management Investor shall be entitled to receive, and the Company shall pay, interest on any portion of the Securities being sold subject to the restrictions set forth in this paragraph, with such interest accruing at na annual rate of 10%, and with such interest being paid on the date that such restricted portion of the Securities is repurchased.

               (c) CALL AND PUT PRICE. The repurchase price applicable to the exercise by the Company of its Call right described in Section 3(a) above and by the Management Investor of the Put right described in Section 3(b) above shall be as follows:

                    (i) WARRANTS. If the Management Investor's employment with the Company is terminated for Cause or as a result of the resignation of the Management Investor (other than a resignation resulting from a diminution in responsibility), then the aggregate repurchase/sale price for the Warrants shall be equal to zero dollars ($0.00). If the Management Investor's employment agreement with the Company is terminated in any other manner, then the aggregate repurchase/sale price for the Warrants shall be equal to the Warrant Market Value as of the Date of Termination. Such repurchase/sale price shall be paid by the Company by check, wire transfer, bank draft or money order (subject to the obligations of the Management Investor as set forth in Section 3(a)) within 60 days after the Date of Termination.

                    (ii) SHARES. If the Management Investor's employment with the Company is terminated for Cause or as a result of the resignation (other than a resignation resulting from a diminution in responsibility) of the Management Investor, then the repurchase/sale price per Share shall be equal to the LOWER of cost or the Fair Market Value as of the Date of Termination, with such amount to be paid (subject to the obligations of the Management Investor as set forth in Section 3(a)) within two years after the Date of Termination. If the Management Investor's employment is terminated as a result of the expiration of his Employment Agreement or as a result of the death or Disability of the Management Investor, then the repurchase/sale price per share shall be equal to the Fair Market Value as of the Date of Termination, with such amount (subject to the obligations of the Management Investor as set forth in Section 3(a)) to be paid within 90 days (60 days if termination is caused by the death or Disability of the Management Investor) after the Date of Termination. If the Management Investor's employment is terminated in any other manner, then the repurchase price per share shall be the HIGHER of cost or the Fair Market Value as of the Date of Termination, with such amount to be paid (subject to the obligations of the Management Investor as set forth in Section 3(a)) within 60 days after the Date of Termination.

               (d) IPO ADJUSTMENT TO CALL OR PUT PRICE FOR TERMINATION WITHOUT CAUSE. If (i) the Company terminates the Management Investor's employment without Cause, (ii) the Put or Call is exercised, (iii) within 180 days of the payment of the repurchase price with respect to the exercise of the Put or Call, the Company files a registration statement with the Commission in connection with an Initial Public Offering and (iv) at the consummation of such Initial Public Offering, the initial public offering price per share with respect to such Initial Public Offering (the "IPO Price") is higher than the Fair Market Value as of the Date of Termination, then the IPO Price shall replace the Fair

Market Value in the computation of the repurchase/sale price referred to in
Section 3(c) above. Within 60 days of the consummation of such Initial Public Offering, subject to the foregoing conditions, the Company shall pay the Management Investor the difference, if any, between the repurchase/sale amount as computed using the IPO Price and such repurchase/sale amount as computed using the Fair Market Value.

               (e) BENEFIT OF SALE OF COMMON STOCK OR ASSETS FOR TERMINATION WITHOUT CAUSE. If (i) the Company terminates the Management Investor's employment without Cause, (ii) the Put or Call is exercised and (iii) within 180 days of the payment of the repurchase price with respect to the exercise of the Put or Call, the Company sells more than 80% of the Common Stock of the Company to a third party (which is not an Affiliate of any Person who, prior to such sale, "controls" the Company), then the Company shall pay to such selling Management Investor for each Share sold pursuant to the Put or Call an amount equal to the amount, if any, by which the price per share of the shares of Common Stock of the Company sold in such sale exceeds the price per Share for each Share sold pursuant to the Put or Call. If (i) the Company terminates the Management Investor's employment without Cause, (ii) the Put or Call is exercised and (iii) within 180 days of the payment of the repurchase price with respect to the exercise of the Put or Call, the Company sells all or substantially all of the assets of the Company to a third party (which is not an Affiliate of any Person who, prior to such sale, "controls" the Company), then the Company shall pay to such selling Management Investor for each Share sold pursuant to the Put or Call an amount equal to the amount, if any, by which the amount paid per share to holders of shares of Common Stock of the Company receiving a payment subsequent to such sale of assets (after adjustment for the Shares of the Management Investor purchased pursuant to the Put or Call) exceeds the price per Share for each Share sold pursuant to the Put or Call. Any amounts payable pursuant to this Section 3(e) shall be paid to the Management Investor, subject to the restrictions referenced in this Agreement, within 60 days after the consummation of the sale of Common Stock or assets, as applicable.

          4. TRANSFER RESTRICTIONS. The Management Investor shall hold the Securities subject to the terms of the Stockholders Agreement, the Registration Rights Agreement, the Warrant Agreement and the terms of this Agreement. As provided in the Stockholders Agreement, the Shares may be transferred in certain limited circumstances. As also provided in the Stockholders Agreement and the Warrant Agreement, no Warrants may be transferred. Any transferee of any Securities shall take those Securities subject to the terms of the Stockholders Agreement, the Registration Rights Agreement, the Warrant Agreement and this Agreement, including, without limitation, the repurchase rights set forth in
Section 3 of this Agreement. Any such transferee must, upon the request of the Company, execute an agreement agreeing to be bound by the Stockholders Agreement, the Registration Rights Agreement, the Warrant Agreement and this Agreement and must agree to such other waivers, limitations and restrictions as the Company may reasonably require. The Company shall not, and shall not permit any transfer agent or registrar for any shares of the Company's capital stock to, transfer upon the books of the Company any shares of the Company's capital stock originally issued hereunder or pursuant hereto in any manner except in accordance with this provision, and any purported transfer not in compliance herewith shall be void.

          5. SECURITIES LAW RESTRICTIONS AND OTHER RESTRICTIONS ON TRANSFER OF SHARES.

          (a) The Management Investor is advised that federal and state securities laws govern and restrict the Management Investor's right to offer, sell or otherwise dispose of any Securities unless the Management Investor's offer, sale or other disposition thereof is registered under the Securities Act and state securities laws, or in the opinion of the Company's counsel, such offer, sale or other disposition is exempt from registration or qualification thereunder. The Management Investor agrees that the Management Investor will not offer, sell or otherwise dispose of any such Securities in any manner which would: (i) require the Company to file any registration statement with the Commission (or any similar filing under state law) or to amend or supplement any such filing or (ii) violate or cause the Company to violate the Securities Act, the rules and regulations promulgated thereunder or any other state or federal law. The certificates for any Shares will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

          (b) The certificates representing the Shares will bear the following legends:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SAME ARE REGISTERED AND QUALIFIED IN ACCORDANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED."

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO THAT CERTAIN SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF NOVEMBER 7, 1996, A SUBSCRIPTION AGREEMENT, DATED AS OF _______________, 1996, AND A SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT DATED AS OF NOVEMBER 7, 1996 COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED TO THE HOLDER ON REQUEST TO THE SECRETARY OF THE COMPANY. SUCH SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, SUBSCRIPTION AGREEMENT AND SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT PROVIDE, AMONG OTHER THINGS, FOR CERTAIN RESTRICTIONS ON VOTING,

     SALE, TRANSFER, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE AND THAT SUCH SECURITIES MAY BE SUBJECT TO PURCHASE BY THE COMPANY AS WELL AS CERTAIN OTHER PERSONS UPON THE OCCURRENCE OF CERTAIN EVENTS. ANY ISSUANCE, SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE TO PERSONS WHO ARE NOT A PARTY TO SUCH AMENDED AND RESTATED STOCKHOLDERS AGREEMENT SHALL BE NULL AND VOID."


          (c) Notwithstanding any other provision contained herein, the Company may refuse to register any transfer of Securities if the registration of such transfer would require the Company to register any class of equity securities with the Commission under the Securities Exchange Act (except in connection with an effective registration statement under the Securities Act).

          (d) Unless otherwise set forth in the Stockholders Agreement or the Registration Rights Agreement, the Management Investor may not effect any Public Sale or distribution of any Shares or other equity securities of the Company, or any Warrants or other securities convertible into or exchangeable or exercisable for any of the Company's equity securities, during the ten days prior to and the 120 days after the effectiveness of any underwritten public offering of any class of the Company's equity securities, except as part of such underwritten public offering or if otherwise consented to by the Company in writing prior to such sale or distribution.

          6.   DEFINITIONS.

         "AFFILIATE" means with respect to any Person, any other Person that directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

         "BOARD" means the board of directors of the Company.

         "CAUSE" shall have the meaning set forth in the Employment Agreement.

         "COMMISSION" means the United States Securities and Exchange
Commission.

          "COMMON STOCK" means the Company's common stock, par value $0.001 per share, or in the event that the outstanding Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

          "DATE OF TERMINATION" shall have the meaning set forth in the Employment Agreement.

          "DISABILITY" shall have the meaning set forth in the Employment Agreement.

          "EMPLOYMENT AGREEMENT" means the Employment Agreement dated as of May 2, 1996, by and between the Management Investor and the Company.

          "FAIR MARKET VALUE" means the fair market value (as determined by a nationally recognized investment banking, valuation or appraisal firm of the Company's choice paid for by the Company) of the Company's common shares (or other securities if in the context of untraded securities distributed in connection with a Qualified Sale) divided by the number of such shares, as determined on a fully-distributed basis without regard to liquidity or size relative to the number of shares outstanding.

          "PERSON" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "PUBLIC SALE" means any sale pursuant to a registered public offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act (if and as modified by Rule 701(c) under the Securities Act) effected through a broker, dealer or market maker.

          "QUALIFIED SALE" shall mean (i) any sale of all or substantially all of the assets of the Company or (ii) any sale, merger or liquidation of the Company with or into any entity (other than OCM Principal Opportunities Fund, L.P., TCW Special Credits Fund V - The Principal Fund, Logistical Simon, L.L.C., or any Affiliate of the foregoing) whereby such entity shall obtain (A) at least a majority of the voting stock of the surviving entity and (B) the right to elect a majority of the surviving entity's board of directors.

          "REGISTRATION RIGHTS AGREEMENT" means the Second Amended and Restated Registration Rights Agreement dated as of November 7, 1996 by and among the Company and the Investors listed in Exhibit A thereto, as the same may be amended from time to time.

          "SECURITIES" means the Shares and the Warrants.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "SHARES" means, with respect to the Management Investor, (a) any shares of Common Stock of the Company purchased by the Management Investor upon exercise of the Warrants and (b) any shares of the capital stock of the Company issued in respect of any of the securities described in clause (a) above, whether by way of stock dividend, stock split, merger, consolidation, reorganization or other recapitalization. Except as otherwise expressly provided in the Stockholders Agreement, each subsequent holder of the Shares shall succeed to all rights and obligations hereunder attributable to the Management Investor as a holder of Shares.

          "STOCKHOLDERS AGREEMENT" means the Second Amended and Restated Stockholders Agreement dated as of November 7, 1996 by and among the Company and the Holders listed in Exhibit A thereto, as the same may be amended from time to time.

          "SUBSIDIARY" means any corporation of which the Company owns, directly or through one or more intermediaries, securities having a majority of the ordinary voting power in electing the board of directors of such corporation.

          "WARRANT AGREEMENT" means that warrant certificate (#___), executed by the Company as of ___________, 1996, certifying that the Management Investor has been granted the Warrants by the Company.

          "WARRANT MARKET VALUE" means the amount by which the Fair Market Value multiplied by the number of common shares underlying the Warrants exceeds the Warrant Purchase Price multiplied by the number of common shares underlying the Warrants. If the Warrant Purchase Price is greater than or equal to the Fair Market Value, then the "Warrant Market Value" shall equal $0.00.

          "WARRANT PURCHASE PRICE" has the meaning set forth in the Warrant Agreement.

          7. NOTICES. All notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given and made and served either by personal delivery to the person for whom it is intended or if deposited, postage prepaid, registered or certified mail, return receipt requested, in the United States mail:

     If to the Company, addressed to:

                    International Logistics Limited
                    330 S. Mannheim Road
                    Hillside, IL 60162

                    Attention:  Chief Executive Officer

     With copies to:

                    Milbank, Tweed, Hadley & McCloy
                    601 S. Figueroa St.
                    Suite 3100
                    Los Angeles, California  90017
                    Attention:  Eric H. Schunk, Esq.

     If to the Management Investor, addressed to:

               the Management Investor at his address shown on the stock records of the Company, or at such other address as the Management Investor may specify by written notice to the Company.

          8.   MISCELLANEOUS.

               (a) Upon its acceptance by the Company, this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Management Investor and the Management Investor's executors or administrators, personal representatives, heirs, legatees and distributees.

               (b) This Agreement shall be governed by and construed in accordance with the local law, and not the law of conflicts, of the State of Delaware.

               (c) In any conflict between the terms and provisions of this Agreement and the terms and provisions of the Stockholders Agreement, the Warrant Agreement or the Registration Rights Agreement, the terms and provisions of the Stockholders Agreement, the Warrant Agreement or Registration Rights Agreement, as the case may be, shall govern.

               (d) No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of any party hereto shall operate as a waiver of or otherwise prejudice such party's rights, powers or remedies.

               (e) Notwithstanding anything in this Agreement, the Company shall not be obligated to issue, grant or sell any Securities to any Person if, in the judgment of the Board, such issuance or sale may violate Federal or applicable state securities laws or regulations or may require the Company to register or qualify any such Securities under any Federal or state securities laws, or require the Company or any of its agents or representatives to register or qualify with any governmental agency or organization, pursuant to such laws or regulations.

               (f) This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof between the parties and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

          9. JOINT SIGNATORIES; SUCCESSORS AND ASSIGNS. If this Agreement is signed by more than one Person or entity, then the obligations of the undersigned shall be joint and several, and the acknowledgements, representations, warranties and agreements herein contained shall be deemed to be made by and be binding upon each such Person or entity. This Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and assigns.

          10. ACCREDITED INVESTOR. Please initial all boxes which apply to you.

               / /  I will be a director or executive officer of the Company;

               / / I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1 million;

               / / I am a natural person and had individual (NOT JOINT) income in excess of $200,000 in each of the two most recent years and reasonably expect to reach the same income level in the current year;

               / / I am a natural person and had joint income (together with my spouse) in excess of $300,000 in each of the two most recent years and reasonably expect to reach the same income level in the current year;

               / / I am a person who is subscribing to purchase $_________ or more of the Securities, and this investment does not exceed 10% of my personal net worth or my joint net worth with my spouse;

               / / The undersigned is an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986 as amended (I.E., tax exempt entities), a corporation, a trust, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring Securities, with total assets in excess of $5 million and the investment decisions of which are directed by one or more persons able to make the representation set forth in Section 9(e) above;

               / / The undersigned is an employee benefit plan within the meaning of Title I of the Employment Retirement Income Security Act of 1974, the investment decisions of which are made by a plan fiduciary, as defined in Section 9(21) of such Act, which is either a bank, a savings and loan association, an insurance company, or a registered investment advisor;

               / / The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, which either has total assets in excess of $5 million or is a self-directed plan, the investment decisions of which are made solely by one or more persons able to make the representations contained in
                    Section 9(e) above and who fits into one of the above categories; or

               / / The undersigned is an entity in which all of the equity owners are accredited investors, falling into one or more of the categories described above.


          11. CERTIFICATION AS TO TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING AND NON-FOREIGN STATUS-SUBSTITUTE FORM W-9; SOCIAL SECURITY OR
TAX ID NUMBER. Under penalties of perjury, the Management Investor certifies by his or her signature below that (a) the number shown on this form is his or her correct taxpayer identification number; (b) the Management Investor is not subject to backup withholding either because (i) the Management Investor is exempt from backup withholding, (ii) the Management Investor has not been notified that the Management Investor is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Management Investor that the Management Investor is no longer subject to backup withholding; (c) the Management Investor is not a non-resident alien for purposes of U.S. income taxation; (d) the Management Investor's home address (individual) or business address (entity) set forth in this Agreement is correct; and (e) if the Management Investor becomes a non-resident alien, the Management Investor will notify the Company within 60 days of doing so.

IF THE MANAGEMENT INVESTOR HAS BEEN NOTIFIED BY THE IRS THAT THE MANAGEMENT INVESTOR IS PRESENTLY SUBJECT TO BACKUP WITHHOLDING, STRIKE OUT THE LANGUAGE UNDER (b) ABOVE BEFORE SIGNING.

          12.  TYPE OF OWNERSHIP FOR THE SHARES TO BE ACQUIRED.
     (Check the Appropriate Box)

               / /  INDIVIDUAL OWNERSHIP BY UNMARRIED PERSON

               / / OWNERSHIP BY MARRIED PERSON AS SOLE AND SEPARATE PROPERTY (if the Management Investor lives in a state which has community property laws, signatures of both spouses may be required)

               / /  COMMUNITY PROPERTY (signatures of both spouses are required)

               / / JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (both parties must sign)

               / /  TENANTS-IN-COMMON (both parties must sign)

               / /  TRUST*

               / /  OTHER ENTITY*

               * Any Person executing this Agreement on behalf of such entities hereby represents and agrees that: (i) he or she is duly authorized to act on behalf of such corporation, partnership, trust or other entity, (ii) such corporation, partnership, trust or other entity was formed on _________________, 19___, and (iii) he or she will provide such information as the Company may request confirming the authority to sign on behalf of such entity.

                     MANAGEMENT INVESTOR ELECTION AND SIGNATURES


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the latest date written below.

MANAGEMENT INVESTOR:



No. of Warrants:                             _________ (@ $0.00/warrant)


__________________________________           __________________________________
Management Investor (Print or Type           Other Investor (Print or Type Name)
Name)


__________________________________           __________________________________
           Signature                                      Signature


__________________________________           __________________________________
   Social Security or Tax ID #                  Social Security or Tax ID #


__________________________________           __________________________________
    Residence Street Address                     Residence Street Address


__________________________________           __________________________________
   City and State          Zip                   City and State          Zip


__________________________________           __________________________________
        Residence Telephone                         Residence Telephone


__________________________________           __________________________________
           Business Name                               Business Name

[CONTINUED]

__________________________________           __________________________________
         Business Address                             Business Address



__________________________________           __________________________________
   City and State          Zip                   City and State          Zip


__________________________________           __________________________________
        Business Telephone                           Business Telephone



Mail Correspondence to:                      Mail Correspondence to:

    / /  Residence      / / Business            / /  Residence     / / Business


COMPANY:

Accepted this ____ day of _________, 1996.

INTERNATIONAL LOGISTICS LIMITED
a Delaware corporation

By:__________________________________

Its: ________________________________